UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest event reported)	March 20, 2014

Berkshire Income Realty, Inc.
(Exact name of Registrant as specified in its charter)

Maryland	001-31659	32-0024337
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Beacon Street, Boston, Massachusetts		02108
(Address of principal executive offices)		(Zip Code)

Registrants telephone number, including area code	(617) 523-7722

N/A
(Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

Berkshire Income Realty, Inc. (the “Registrant”) hereby amends its Current Report on Form 8-K (the “Form 8-K”), filed with the Securities and Exchange Commission on June 3, 2014, to include historical financial statements and pro forma financial information required by Item 9.01 of Form 8-K for EON at Lindbergh ("EON") and Pavilion Townplace ("Pavilion").

Item 9.01 Financial Statements and Exhibits

(a)	Financial Statements under Rule 3-14 of Regulation S-X:

1.	Independent Auditor's Report.

2.	Combined Statement of Revenue and Certain Expenses of EON and Pavilion for the year ended December 31, 2013.

3.	Notes to Combined Statement of Revenue and Certain Expenses of EON and Pavilion.

(b)	Pro Forma Financial Information under Article 11 of Regulation S-X:

1.	Unaudited Pro Forma Consolidated Statement of Operations of Berkshire Income Realty, Inc. for the year ended December 31, 2013.

2.	Notes to the Unaudited Pro Forma Consolidated Financial Statement of Berkshire Income Realty, Inc.

(c)	Exhibits

EXHIBIT NO.

Exhibit 2.1	Purchase and Sale Agreement between JLB EON LLC as Seller and Berkshire Property Advisors, L.L.C. as Purchaser dated December 9, 2013.*

Exhibit 2.2	Assignment and Assumption of Purchase and Sale Agreement between Berkshire Property Advisors, L.L.C. as Assignor to Berkshire Income Realty-OP, L.P. as Assignee.*

Exhibit 2.3	Purchase and Sale Agreement between CHHC PAVILION, L.P. as Seller and Berkshire Property Advisors, L.L.C. as Purchaser dated December 9, 2013.*

Exhibit 2.4	Assignment and Assumption of Purchase and Sale Agreement between Berkshire Property Advisors, L.L.C. as Assignor to Berkshire Income Realty-OP, L.P. as Assignee.*

*	Previously filed as an exhibit to and incorporated by reference from the Registrant’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on June 3, 2014.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Berkshire Income Realty, Inc.

Date:	June 5, 2014	By:	/s/ David E. Doherty
		Name:	David E. Doherty
		Title:	Senior Vice President and Principal Financial Officer

Independent Auditor's Report

To the Board of Directors and Shareholders of Berkshire Income Realty, Inc.:

We have audited the accompanying Combined Statement of Revenue and Certain Expenses (the “Statement”) of EON at Lindbergh, Atlanta, Georgia and Pavilion Townplace, Dallas, Texas (the “Properties”) for the year ended December 31, 2013.

Management's Responsibility for the Combined Statement of Revenue and Certain Expenses

Management is responsible for the preparation and fair presentation of the Statement in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the Statement that is free from material misstatement, whether due to fraud or error.

Auditor's Responsibility

Our responsibility is to express an opinion on the Statement based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statement is free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the Statement. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the Statement, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Properties’ preparation and fair presentation of the Statement in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Properties’ internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the Statement. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the Statement referred to above presents fairly, in all material respects, the revenue and certain expenses of the Properties for the year ended December 31, 2013 in accordance with accounting principles generally accepted in the United States of America.

Emphasis of Matter

We draw attention to Note 1 of the Statement, which describes that the accompanying Statement of the Properties was prepared for the purpose of complying with the rules of the Securities and Exchange Commission (for inclusion in the Form 8-K/A of Berkshire Income Realty, Inc.) and is not intended to be a complete presentation of the Properties’ revenue and expenses. Our opinion is not modified with respect to this matter.

/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
June 5, 2014

EON AT LINDGERGH AND PAVILION TOWNPLACE

COMBINED STATEMENT OF REVENUE AND CERTAIN EXPENSES

For the Year Ended December 31, 2013

Revenue
Rental	$9,893,022
Utility reimbursement	345,967
Other	538,287
Total revenue	10,777,276

Certain expenses
Operating	1,679,936
Maintenance	488,271
Real estate taxes	1,463,072
Total certain expenses	3,631,279

Revenue in excess of certain expenses	$7,145,997

The accompanying notes are an integral part of the combined statement of revenue and certain expenses.

EON AT LINDGERGH AND PAVILION TOWNPLACE

NOTES TO COMBINED STATEMENT OF REVENUE AND CERTAIN EXPENSES

1.	Operations, Basis of Presentation and Summary of Significant Accounting Policies

Operations

The accompanying Combined Statement of Revenue and Certain Expenses (the "Statement") includes the operations (see “Basis of Presentation” below) of EON at Lindbergh (“EON”) and Pavilion Townplace (“Pavilion”), multifamily apartment properties owned and managed by a third party not related to Berkshire Income Realty, Inc. (the “Company”).

On March 20, 2014, Berkshire Income Realty-OP, L.P. (“BIR-OP”), the operating subsidiary of the Company, through newly formed and wholly owned subsidiaries, BIR Eon, L.L.C. and BIR Pavilion, L.L.C., consummated the acquisitions of 100% of the fee simple interests of EON, a 352-unit multifamily apartment community located in Atlanta, Georgia, from JLB EON LLC, an unaffiliated third party, and Pavilion, a 236-unit multifamily apartment community located in Dallas, Texas, from CHHC Pavilion, L.P., an unaffiliated third party.

EON and Pavilion were purchased from the sellers which were under the same ownership and management for the periods presented. As such, the required Statement is being presented on a combined basis in accordance with accounting principles generally accepted in the United States of America (“GAAP”).

EON and Pavilion are operating multifamily apartment properties. The revenue and expenses presented in the Statement reflect the activity of EON and Pavilion for the year ended December 31, 2013.

Basis of Presentation

The accompanying Statement has been prepared for the purpose of complying with the Securities and Exchange Commission, Regulation S-X Rule 3-14, and accordingly certain expenses, which may not be comparable to the expenses to be incurred by the Company in future operations of EON and Pavilion, have been excluded. Expenses excluded relate to EON and Pavilion’s management fees, interest, depreciation and amortization expenses. The Company is not aware of any other material factors relating to EON and Pavilion that would cause the reported financial information not to be indicative of future operating results. The accompanying Statement may not be representative of the actual operations of EON and Pavilion for the future periods.

Summary of Significant Accounting Policies

Revenue Recognition

The properties are leased with terms of generally one year or less. Rental revenue is recognized on a straight-line basis over the related lease term. Utility reimbursements from tenants for utility expenses are recognized in the period the applicable costs are incurred. Other income, which consists primarily of income from damages, laundry, cable, phone, pool, month to month tenants, relet fees and pet fees, is recognized when earned.

Expenses

Expenditures for operating, maintenance and real estate taxes are expensed as incurred. Operating expenses represent the direct expenses of operating the property and consist primarily of payroll, utilities, insurance, and other operating expenses that are expected to continue in the proposed future operations of the property.

Use of Estimates in the Preparation of the Statement

The preparation of the Statement in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

2.	Commitments and Contingencies

The Company is party to certain legal actions arising in the ordinary course of its business, such as those relating to tenant issues.  All such proceedings taken together are not expected to have a material adverse effect on the Company.  While the resolution of these matters cannot be predicted with certainty, management believes that the final outcome of such legal proceedings and claims in relation to the properties acquired will not have a material adverse effect on the Company’s liquidity, financial position or results of operations.

3.	Subsequent Events

Management has evaluated the events and transactions that have occurred through June 5, 2014, the date which the Statement was issued, and noted no items requiring adjustment to the statement or additional disclosure.

BERKSHIRE INCOME REALTY, INC.
UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENT

INTRODUCTION TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENT

On March 20, 2014, Berkshire Income Realty-OP, L.P. (“BIR-OP”), the operating subsidiary of the Berkshire Income Realty, Inc. (the “Company”), through newly formed and wholly owned subsidiaries, BIR Eon, L.L.C. and BIR Pavilion, L.L.C., consummated the acquisitions of 100% of the fee simple interests of EON at Lindbergh (“EON”), a 352-unit multifamily apartment community located in Atlanta, Georgia, from JLB EON LLC, an unaffiliated third party, and Pavilion Townplace (“Pavilion”), a 236-unit multifamily apartment community located in Dallas, Texas, from CHHC Pavilion, L.P., an unaffiliated third party. The purchase prices were $64,000,000 and $56,000,000, respectively.

The following unaudited pro forma consolidated financial statement gives effect to the acquisitions by the Company of EON and Pavilion. The unaudited pro forma consolidated statement of operations for the year ended December 31, 2013 reflects the results of operations of the Company as if the acquisitions of EON and Pavilion had been completed as of January 1, 2013. The unaudited pro forma consolidated statement is not necessarily indicative of what the Company’s actual financial operations would have been had the acquisitions been consummated on January 1, 2013, nor does it represent the future operations of the Company.

The unaudited pro forma consolidated financial statement does not represent the Company’s results of operations for any future date or period. Actual future results could be materially different from these pro forma results. The unaudited pro forma consolidated financial statement should be read in conjunction with the audited financial statements of the Company and the related management’s discussion and analysis of financial condition and results of operations included in our Annual Report on Form 10-K for the year ended December 31, 2013 filed on March 31, 2014. In addition, the combined statement of revenue and certain expenses of EON and Pavilion contained elsewhere in this Form 8-K/A should be read in conjunction with the unaudited pro forma consolidated financial statement.

BERKSHIRE INCOME REALTY, INC.
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2013

	Berkshire Income Realty, Inc.	EON and Pavilion (e)	Notes	Pro Forma
Revenue:
Rental	$73,191,622	$9,893,022		$83,084,644
Utility reimbursement	3,441,604	345,967		3,787,571
Other	3,398,904	538,287		3,937,191
Total revenue	80,032,130	10,777,276		90,809,406
Expenses:
Operating	18,433,143	1,679,936		20,113,079
Maintenance	4,516,367	488,271		5,004,638
Real estate taxes	7,677,392	1,463,072		9,140,464
General and administrative	2,504,227	—		2,504,227
Management fees	4,824,959	431,091	(a)	5,256,050
Incentive advisory fees	2,494,013	—		2,494,013
Depreciation	25,481,041	4,731,359	(b)	30,212,400
Interest, inclusive of amortization of deferred financing fees	26,459,722	2,879,955	(c)	29,339,677
Amortization of acquired in-place leases and tenant relationships	5,377	1,494,867	(d)	1,500,244
Total expenses	92,396,241	13,168,551		105,564,792
Loss before equity in income of unconsolidated multifamily entities	(12,364,111)	(2,391,275)		(14,755,386)
Equity in income of unconsolidated multifamily entities	888,778	—		888,778
Loss from continuing operations	$(11,475,333)	$(2,391,275)		$(13,866,608)

Net income attributable to noncontrolling interest in properties	(107,292)	—		(107,292)
Net income attributable to noncontrolling interest in Operating Partnership	(391,968)	—		(391,968)
Preferred dividend	(6,700,775)	—		(6,700,775)
Net loss from continuing operations attributable to the Company	$(18,675,368)	$(2,391,275)		$(21,066,643)
Net loss from continuing operations attributable to the Company per common share, basic and diluted	$(13.28)			$(14.98)
Weighted average number of common shares outstanding, basic and diluted	1,406,196			1,406,196

The accompanying notes are an integral part to unaudited pro forma consolidated statement of operations.

BERKSHIRE INCOME REALTY, INC.
NOTES TO THE UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENT

PRO FORMA CONSOLIDATED FINANCIAL STATEMENT ADJUSTMENTS

The following tables summarize the adjustments made to the Consolidated Statement of Operations of the Company for the year ended December 31, 2013:

(a)
The Company pays an affiliate an annual asset management fee equal to 0.40% of the purchase price of real estate properties owned by the Company, up to a maximum of $1,600,000 in any calendar year. The acquisitions of EON and Pavilion would not increase the asset management fees to the affiliate as the maximum annual fee had been reflected in the pro forma periods presented and was incurred prior to the acquisitions of these properties.

The following reflects management fees based on the property management fee agreements entered into with an affiliate of the Company, calculated as follows:

Property Management Fees:

EON and Pavilion
Revenue	$10,777,276
4.0%
Property management fees	$431,091

(b)
The depreciation expense adjustment is to reflect the expense as if the acquisitions of EON and Pavilion had been completed as of January 1, 2013. Depreciation is computed on the straight line basis over the estimated useful lives of the assets, as follows:

Rental property	25 to 27.5 years
Improvements	5 to 25 years
Appliances, carpeting and furniture and fixtures	3 to 8 years

Allocation of the purchase price (excluding acquired in-place leases and tenant relationships) to land, building, built-in components, site improvements, furniture and fixtures, appliances and carpeting are as follows:

Assets	Allocation %	EON
Land	11.7%	$7,485,280
Building	79.9%	51,180,923
Site improvements	1.8%	1,166,763
Furniture and fixtures	5.0%	3,210,240
Appliances	0.7%	450,560
Carpeting	0.9%	563,200
Total EON	100.0%	$64,056,966

Assets	Allocation %	Pavilion
Land	15.6%	$8,932,364
Building	75.0%	42,917,572
Site improvements	7.2%	4,132,885
Furniture and fixtures	1.8%	1,014,800
Appliances	0.2%	99,120
Carpeting	0.2%	104,312
Total Pavilion	100.0%	$57,201,053

Charges to depreciation expense as if the acquisitions of EON and Pavilion had occurred on January 1, 2013:

Assets	Depreciable Life	EON
Building	25	$2,047,237
Site improvements	15	77,784
Furniture and fixtures	15	214,016
Appliances	5	90,112
Carpeting	3	187,733
Annual depreciation expense - EON		$2,616,882

Assets	Depreciable Life	Pavilion
Building	25	$1,716,703
Site improvements	15	275,526
Furniture and fixtures	15	67,653
Appliances	5	19,824
Carpeting	3	34,771
Annual depreciation expense - Pavilion		$2,114,477

Annual depreciation expense - Total		$4,731,359

(c)
Reflects the increase to interest expense, including amortization of deferred mortgage costs, as if the acquisitions and financing of EON and Pavilion and the related assumed mortgage notes payable had been completed as of January 1, 2013, calculated as follows:

	EON Mortgage	Pavilion Mortgage	Total
Mortgage note	$42,929,530	$27,542,536	$70,472,066
Effective interest rate	3.91%	3.91%
Annual interest expense	$1,678,545	$1,076,913	$2,755,458

Below is the detail of deferred mortgage costs and related amortization, as if the acquisitions of EON and Pavilion had been completed as of January 1, 2013:

	EON Deferred Mortgage Costs	Pavilion Deferred Mortgage Costs	Total
Deferred mortgage costs	$549,665	$381,354	$931,019
Amortization period (in months)	97	81
Annual amortization expense	$68,000	$56,497	$124,497

Annual interest and amortization expense - Total	$1,746,545	$1,133,410	$2,879,955

(d)
Reflects an increase in amortization expense related to acquired in-place leases and tenant relationships, as if the acquisitions of EON and Pavilion had been completed as of January 1, 2013, calculated as follows:

EON and Pavilion
Acquired in-place leases	$1,347,636
Amortization period (in months)	12
Annual amortization expenses	$1,347,636

Acquired tenant relationships	$294,462
Amortization period (in months)	24
Annual amortization expenses	$147,231

Annual amortization - Total	$1,494,867

(e)
Unless otherwise indicated by specific reference to the notes to unaudited pro forma consolidated financial statement, the results of operations presented in the unaudited pro forma consolidated statement of operations for EON and Pavilion were obtained from the Combined Statement of Revenue and Certain Expenses previously included in this filing.